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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger China-U.S. Growth Fund

ANNUAL REPORT
October 31, 2010

Table of Contents

ALGER CHINA-U.S. GROWTH FUND

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	9

Portfolio Summary (Unaudited)	10

Schedule of Investments	11

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	34

Additional Information (Unaudited)	35

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Dear Shareholders,	December 3, 2010

Equities Rally on Corporate Earnings

Sometimes the strongest drivers of market performance receive the least amount of media attention.  That was clearly the case during the 12-month period ended October 31, 2010.  As the period progressed, soothsayers of gloom increasingly basked in the limelight of the media to discuss the possibility of the U.S. slipping into a double-dip recession.  Other pundits discussed persistently high unemployment and the possibility of America being hit with deflation.  Yet as the media embraced an increasingly negative economic outlook, corporations continued to announce strong quarterly results, continuing a trend of surprisingly resilient earnings, high levels of free cash flow, and strong incremental profit margins.  The markets, we believe, responded to these fundamentals of investing with the S&P 500 Index posting a 16.52% return for the reporting period.

During the 12-month period, mid and small cap equities outperformed large cap stocks while growth stocks outperformed value. The Russell Midcap Index posted a 27.71% return, compared to the 26.58% return of the small cap Russell 2000 Index and to the 17.67% return of the large cap Russell 1000 Index.  Among small caps, the Russell 2000 Growth Index return of 28.67% outpaced the 24.43% return of the Russell 2000 Value Index. In mid caps, growth returned 28.03% as measured by the Russell Midcap Growth Index, outpacing the 27.49% return of the Russell Midcap Value Index.  In the large cap category, the Russell 1000 Growth Index posted a 19.65% return, substantially outperforming the 15.71% return of the Russell 1000 Value Index.

Market Volatility Thrives

Despite solid market gains for the 12-month period, volatility thrived with the S&P 500 Index declining 11.4% during the second quarter of 2010.  Volatility was driven, in large part, by fears of a slowing U.S. economic recovery. The country’s unemployment rate lingered at or above 9.5% and weakness in real estate persisted, despite mortgage rates dropping to record low levels.  Investors’ concerns over health care reform, proposed regulations of financial firms, and the military conflict in Afghanistan also drove volatility.  In Europe, meanwhile, the sovereign debt crisis lingered, even as countries such as Ireland, Portugal, Greece, and Spain launched austerity programs to improve their ability to make bond payments.

The volatility was no surprise to the Alger investment team.  Indeed, in the later portion of 2009 and in August of this year, we conveyed our belief that ongoing market volatility would create opportunities to purchase attractively valued growth companies during market dips and that equities would advance in the foreseeable future.  Our summer observation was timely as the S&P 500 Index gained 8.92% in September. Our forecast for long-term market gains, meanwhile, is also on track, with the S&P 500 Index having gained 80.96% from the market low of March 9, 2009.

Corporations Produce Strong Earnings

Against the backdrop of a challenging economy, corporations generated strong earnings during the 12-month period.  Many companies continued to benefit from cost cutting measures, improvements in operating efficiency, and growing revenues from overseas markets.  In the process, they produced strong levels of free cash flow and they accumulated impressive amounts of cash.  Indeed, by the end of March, non-financial corporations held $1.8 trillion in liquid assets, which is comparable to the combined amount of stimulus spending approved by Congress and the White House in 2008 and 2009.

What is even more encouraging is that manufacturers and other corporations started using their cash to make strategic acquisitions, launch share buyback programs, increase dividends, and engage in capital expenditures.  This continuation of increased corporate spending in capital expenditures, sales initiatives, and marketing activities is a strong positive for many industries and a reminder that while the U.S. economy is no longer dominated by manufacturing companies, the sector is far from irrelevant.  Additionally, business spending on PCs, data storage equipment, and software continued to strengthen during the 12-month period. Encouragingly, our analysts’ research suggests that equipment orders for leading machinery, industrial, and engineering companies will continue to be in the “recovery mode.”

Throughout the reporting period, we maintained that U.S. equity valuations were highly attractive.  This view was supported by those who would know best: the CEOs and boards of corporate America.  With historically low interest rates and corporations’ deep coffers, U.S. companies have been making investments in something they know better than anyone: their own equities.  So far this year, for example, corporations have announced nearly $243 billion in share buybacks, compared to $125 billion for all of last year, according to data from equity research firm Birinyi Associates, Inc.

An increase in merger and acquisition activity also supports our view that equities are attractively valued. Deals announced during the first 11 months of 2010 had a total value of $2.08 trillion, up from $1.70 trillion for the first 11 months of 2009, according to Bloomberg data. Of particular interest was the bidding war between Hewlett-Packard Co. and Dell Inc. for storage specialist 3Par during the third quarter.  Hewlett-Packard won with a bid exceeding $2.35 billion.  Other deals included Intel Corp.’s acquisition of security-software maker McAfee Inc. and consumer-goods company Unilever’s acquisition of hair care products company Alberto-Culver Co.

Some analysts have said that deals are being completed at excessively high valuations.  For example, Hewlett-Packard paid about 10 times the value of 3Par’s estimated annual sales to acquire the company, according to investment banking firm Kaufman Bros.  By comparison, EMC Corp. and NetApp Inc., two of the leading (but also large) storage specialists, trade at three to four times their sales.

Yet, we maintain that viewing recent deal valuations as excessive fails to consider the adverse impacts upon companies that fail to execute in high growth markets. When considering such adverse impacts, the strategic significance of acquisitions of high growth companies like 3Par becomes clear.  By failing to internally develop capabilities or to make acquisitions, the missed opportunity for HP or Dell is not simply slower growth, but the enhanced risk that the new high growth market served by 3Par will erode either company’s present business in data storage, for example.

Winners and losers today are created faster than ever, and in this competitive landscape, sitting still is not an option. While technology as a tool is a primary agent for the transmission of “creative destruction” within an industry at a faster and more devastating pace than ever before, this phenomenon occurs in every industry today.  Indeed, retailers like Barnes & Noble, Inc. or Mervyn’s department stores and media giants such as newspaper publishers and radio broadcasters that failed to respond aggressively to the rise of new forms of competition for their goods, services and advertising platforms suffered from a serious decline in their core business and they missed strong growth opportunities. Thus, the value of entry and of position at the table of a high growth market is both future growth opportunities and, likely, the ability to manage (but not avoid) the decline of a core business.

Finally, on the financial ledgers, corporate America looks not only strong, but willing to share with stakeholders.  The benefits of large cash balances were reflected in dividends.  Many companies implemented dividends and a flurry of other companies with dividend programs said they will increase the amount that they pay.  In fact, some 37% of S&P 500 companies either started dividend payments in 2010 or announced that they will increase their dividends, according to data from FactSet.  Dividend payments, of course, will help stimulate the economy by increasing income for shareholders.  Perhaps more importantly, dividends will begin to compete for investing dollars with the paltry bond yields in the market today.  Why own a 10-year bond yielding 2.4% when you can own stock with a 2% dividend and earnings or free cash flow yields of 8%, 9%, or 10%?

Investors Look to the Fed

Strong corporate earnings clearly drove equity gains during the 12-month period, but stocks also received additional support from expectations that the Federal Reserve would roll out additional stimulus. As the 12-month period progressed, continuing weakness in real estate, the labor market and GDP growth caused the expectations to grow, helping the S&P 500 climb 3.7% in October.

The Road Ahead

Going forward, we believe uncertainty over economic growth will continue to drive equity market volatility, while the sovereign debt crisis in Europe may also provoke angst among investors.  Yet, we are encouraged to observe that European countries are pushing forward with austerity programs to improve their ability to service debt and that the European Financial Stability Facility (the Facility), which was created to assist in the crisis, has received preliminary credit ratings of AAA from Moody’s Investors Service Inc., Standard & Poor’s [a division of McGraw-Hill Companies], and Fitch Inc.  The Facility currently has 440 billion Euros in assets while the International Monetary Fund has earmarked an additional 750 billion Euros to assist governments that may be in danger of defaulting.

Domestically, we also expect investors to remain concerned about high rates of unemployment and weakness in real estate.  We note, however, that job creation and improvements in real estate often occur in the later stages of economic recoveries, so while we would like to see those areas strengthen, we do not believe they point to a decline in the health of the U.S.  At the same time, pockets of improvement in real estate exist.  In Jacksonville, Florida, for example, vacancy rates for office and industrial properties declined during the third quarter, while in Manhattan, residential sales climbed.  We also note that on both sides of the Atlantic, central bankers remain highly vigilant and, we are confident, ready to act to support the recovery today and for quite a while.

Robust emerging markets growth, meanwhile, may help lift the U.S. economy and markets.  China may lead the process with its gross domestic product for this year expected to grow 10.5%, according to the International Monetary Fund.  Strong growth won’t be limited to China: The IMF expects overall GDP for emerging markets to grow 6.5% this year.  India, Brazil, and other emerging markets similarly support our long-held view that “global growth” is an investable theme for U.S. equity investors.

In closing, we continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions.  We believe our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term investment results for our clients.

Portfolio Matters

Alger China-U.S. Growth Fund returned 23.49% for the 12-month period ended October 31, 2010, compared to the 14.08% return of the MSCI Zhong Hua Index and the 16.52% return of the S&P 500 Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Financials sectors.  The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples.  Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance.  Sectors that detracted from the portfolio included Industrials and Health Care.

Among the most important relative contributors were Baidu Inc., VanceInfo Technologies Inc., Las Vegas Sands Corp., Ctrip.com International Ltd., and Dongyue Group Ltd. Conversely, detracting from overall results on a relative basis were China Nuokang Bio-Pharmaceutical Inc., Duoyuan Global Water Inc., China Metal Recycling Ltd., Seagate Technology PLC., and Sykes Enterprises Inc.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of fund holdings as of October 31, 2010.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging, such as the Alger China-U.S. Growth Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•   Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•   The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•   The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•   The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

•   The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

•   The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•   The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

•   Bond values are subject to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall.  Bond values may also decline as a result of an issue’s falling credit rating or actual default, and bonds that are backed by assets are subject to prepayment risk; thus the average life of the security may be less than maturity.

•   Observations of buying opportunities during market dips were provided in the Annual Report to Alger U.S.-China Growth Fund Shareholders, October 31, 2009.

•   Birinyi Associates, Inc. is a stock market research firm.

•   FactSet is a firm that provides market data and analytics to investment firms.

•   Bloomberg is a financial publisher and provider of financial data.

•   Moody’s Investors Service, Standard & Poor’s and Fitch Inc are credit rating agencies.

•   The following companies represented the stated percentage of firm wide assets as of October 31, 2010: Hewlett-Packard, 2.11%; Dell, 0.00%; 3Par, 0.00%; McAfee, 0.00%; Intel, 0.07%; Unilever, 0.00%; Alberto-Culver, 0.00%; Barnes & Noble, Inc., 0.00%; Mervyn’s, 0.00%; EMC Corp., 0.78% and NetApp Inc., 0.13%.

FUND PERFORMANCE AS OF 9/30/10 (Unaudited) †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger China-U.S. Growth Class A (Inception 11/3/03)	10.80	9.16	11.51
Alger China-U.S. Growth Class C (Inception 3/3/08)*	15.08	9.61	11.61

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

†	Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*

Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER CHINA-U.S. GROWTH FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger China-U.S. Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) from November 3, 2003, the inception date of the Alger China-U.S. Growth Fund Class A shares, through October 31, 2010. The figures for the Alger China-U.S. Growth Fund Class A shares,  the S&P 500 Index, and the MSCI Zhong Hau Index include reinvestment of dividends.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10 †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 11/3/03)	17.02%	11.25%	12.04%
Class C (Inception 3/3/08)*	21.69%	11.72%	12.13%
S&P 500 Index	16.52%	1.73%	3.76%
MSCI Zhong Hau Index	14.08%	17.74%	16.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*

Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

October 31, 2010 (Unaudited)

COUNTRY	Alger China- U.S. Growth Fund
Australia	0.5%
Brazil	1.9
Canada	3.6
Cayman Islands	2.3
China	31.5
Hong Kong	20.5
Japan	1.0
Taiwan	8.5
United Kingdom	0.6
United States	25.2
Cash and Net Other Assets	4.4
100.0%

† Based on net assets.

ALGER CHINA-U.S. GROWTH FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—94.7%
AUSTRALIA—0.5%
COAL & CONSUMABLE FUELS—0.5%
Linc Energy Ltd. (Cost $181,791)	202,250	$384,341

BRAZIL—1.0%
DIVERSIFIED METALS & MINING—1.0%
Vale S.A.# (Cost $222,361)	21,950	705,473

CANADA—3.6%
COAL & CONSUMABLE FUELS—0.5%
SouthGobi Resources Ltd.*	37,750	404,808

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Westport Innovations Inc.*	55,450	1,004,754

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Potash Corporation of Saskatchewan Inc.	4,950	718,196

GOLD—0.9%
Yamana Gold Inc.	64,100	704,459

TOTAL CANADA (Cost $2,535,426)		2,832,217

CAYMAN ISLANDS—2.3%
APPAREL RETAIL—0.2%
Evergreen International Holding*	204,433	122,231

COMPUTER STORAGE & PERIPHERALS—0.2%
Seagate Technology PLC*	12,950	189,718

INTERNET SOFTWARE & SERVICES—1.9%
Sina Corp. *	10,700	602,410
Tencent Holdings Ltd.	36,950	847,091
		1,449,501
TOTAL CAYMAN ISLANDS (Cost $1,210,030)		1,761,450

CHINA—31.5%
ADVERTISING—0.5%
Focus Media Holding Ltd.#*	16,500	408,375

APPAREL RETAIL—0.4%
Belle International Holdings Ltd.	199,000	357,372

APPLICATION SOFTWARE—3.2%
AutoNavi Holdings Ltd. #*	37,200	778,968
VanceInfo Technologies Inc. #*	45,000	1,636,650
		2,415,618
BIOTECHNOLOGY—0.6%
China Nuokang Bio-Pharmaceutical Inc.#*	93,200	433,380

COAL & CONSUMABLE FUELS—0.6%
China Shenhua Energy Co.	99,500	444,148

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
COMMUNICATIONS EQUIPMENT—0.7%
ZTE Corp.	151,200	$561,788

CONSTRUCTION & ENGINEERING—0.6%
China Railway Construction Corp., Ltd.	403,300	504,174

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Sany Heavy Equipment International Holdings Co., Ltd.	429,000	614,340

CONSTRUCTION MATERIALS—1.1%
China National Building Material Co., Ltd.	334,000	815,259

DISTILLERS & VINTNERS—0.3%
Yantai Changyu Pioneer Wine Co.*	18,600	239,721

DIVERSIFIED BANKS—3.6%
Bank of China Ltd.	1,589,000	953,247
China Construction Bank Corp.	710,000	676,910
China Merchants Bank Co., Ltd.	113,500	320,677
Industrial & Commercial Bank of China	899,000	723,723
		2,674,557
DIVERSIFIED METALS & MINING—0.6%
Jiangxi Copper Co.	170,000	470,440

ELECTRIC UTILITIES—0.3%
Boer Power Holdings Ltd.*	258,000	249,970

HEALTH CARE EQUIPMENT—0.9%
China Medical Technologies Inc. #*	32,000	386,560
Mindray Medical International Ltd. #	9,800	284,004
		670,564
HOTELS RESORTS & CRUISE LINES—3.3%
China Lodging Group Ltd. #*	16,142	392,412
Ctrip.com International Ltd. #*	39,000	2,030,730
		2,423,142
INDUSTRIAL MACHINERY—1.5%
China Liansu Group Holdings Ltd. *	1,016,000	635,717
Duoyuan Global Water Inc. #*	4,350	54,419
SmartHeat Inc. *	67,950	440,996
		1,131,132
INTEGRATED OIL & GAS—1.6%
China Petroleum & Chemical Corp.	518,000	487,176
PetroChina Co., Ltd.	610,000	742,899
		1,230,075
INTERNET SOFTWARE & SERVICES—2.5%
Baidu Inc. #*	11,650	1,281,616
ChinaCache International Holdings Ltd. #*	15,400	371,910
Netease.com #*	7,150	298,870
		1,952,396
LEISURE PRODUCTS—0.5%
Anta Sports Products Ltd.	180,000	371,089

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
LIFE & HEALTH INSURANCE—1.4%
China Life Insurance Co., Ltd.	247,000	$1,081,845

NETWORKING EQUIPMENT—1.2%
O-Net Communications Group Ltd.*	1,222,000	890,734

PACKAGED FOODS & MEATS—1.8%
China Minzhong Food Corp., Ltd. *	809,000	818,814
China Yurun Food Group Ltd.	143,000	553,459
		1,372,273
PAPER PRODUCTS—0.5%
Nine Dragons Paper Holdings Ltd.	268,649	433,235

RESTAURANTS—0.3%
Country Style Cooking Restaurant#*	8,750	258,650

SPECIALTY CHEMICALS—2.0%
Dongyue Group	3,453,000	1,523,530

WIRELESS TELECOMMUNICATION SERVICES—0.7%
China Wireless Technologies Ltd.	1,044,000	558,955

TOTAL CHINA (Cost $17,703,047)		24,086,762

HONG KONG—20.5%
AGRICULTURAL PRODUCTS—0.9%
China Agri-Industries Holdings Ltd.	456,000	664,770

CONSUMER ELECTRONICS—0.5%
Haier Electronics Group Co., Ltd.*	421,000	391,060

DISTRIBUTORS—0.7%
Li & Fung Ltd.	112,000	590,253

DIVERSIFIED CONSUMER SERVICES—1.2%
China Resources Enterprise Ltd.	211,950	890,046

ELECTRIC UTILITIES—1.5%
Hongkong Electric Holdings Ltd.	164,500	1,040,958

ELECTRONIC COMPONENTS—1.9%
AAC Acoustic Technologies Holdings Inc.	330,000	798,684
Truly International Holdings	470,000	666,989
		1,465,673
EXCHANGE TRADED FUNDS—0.5%
iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	229,400	406,047

FOOD PRODUCTS—0.5%
Le Gaga Holdings Ltd.#*	35,000	394,100

GAS UTILITIES—0.6%
China Resources Gas Group Ltd.	310,000	460,726

HOUSEHOLD PRODUCTS—0.7%
Ruinian International Ltd.*	608,000	516,913

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.9%
GCL Poly Energy Holdings Ltd.*	2,264,000	$721,442

MARINE—0.9%
Orient Overseas International Ltd.	77,500	679,890

MULTI-LINE INSURANCE—0.8%
China Taiping Insurance Holdings Co., Ltd.*	161,600	592,090

OIL & GAS EXPLORATION & PRODUCTION—1.5%
CNOOC Ltd.	566,000	1,169,788

PAPER PRODUCTS—0.3%
Fook Woo Group Holdings Ltd.*	568,000	200,783

RAILROADS—0.8%
MTR Corp.	163,921	623,857

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.7%
Cheung Kong Holdings Ltd.	57,000	869,937
New World Development Ltd.	100,000	197,130
Sun Hung Kai Properties Ltd.	58,000	989,956
		2,057,023
SPECIALIZED FINANCE—1.9%
Hong Kong Exchanges and Clearing Ltd.	67,250	1,480,129

SPECIALTY STORES—0.7%
Hengdeli Holdings Ltd.*	928,000	514,807

WIRELESS TELECOMMUNICATION SERVICES—1.0%
China Mobile Ltd.	73,000	743,538

TOTAL HONG KONG (Cost $10,574,945)		15,603,893

JAPAN—1.0%
AUTOMOBILE MANUFACTURERS—1.0%
Honda Motor Co., Ltd. (Cost $592,711)	19,900	726,221

LUXEMBOURG—0.0%
SPECIALTY STORES—0.0%
L’Occitane International SA* (Cost $18,834)	9,600	28,486

TAIWAN—8.5%
COMMUNICATIONS EQUIPMENT—1.0%
Wistron NeWeb Corp.*	363,244	783,339

COMPUTER HARDWARE—0.9%
Wistron Corp.*	328,767	675,688

COMPUTER STORAGE & PERIPHERALS—0.5%
Chimei Innolux Corp.*	234,830	315,357

DISTRIBUTORS—0.7%
WPG Holdings Co., Ltd.*	268,052	498,355

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Cheng Uei Precision Industry Co., Ltd. *	289,486	$594,011
Simplo Technology Co., Ltd. *	92,540	592,643
		1,186,654
ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
TXC Corp.*	230,000	424,604

ELECTRONIC MANUFACTURING SERVICES—0.7%
Hon Hai Precision Industry Co., Ltd.*	145,000	549,583

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Fubon Financial Holding Co., Ltd.*	295,418	361,973

PACKAGED FOODS & MEATS—0.5%
Uni-President Enterprises Corp.*	302,029	392,771

SEMICONDUCTORS—0.7%
Ralink Technology Corp.	139,740	525,081

WIRELESS TELECOMMUNICATION SERVICES—0.8%
Far EasTone Telecommunications Co., Ltd.	400,000	575,723

TOTAL TAIWAN (Cost $4,127,796)		6,289,128

UNITED KINGDOM—0.6%
REGIONAL BANKS—0.6%
Standard Chartered PLC	15,450	446,881
Standard Chartered PLC - Rights *	1,931	16,542
		463,423
TOTAL UNITED KINGDOM (Cost $416,033)		463,423

UNITED STATES—25.2%
AIR FREIGHT & LOGISTICS—1.2%
United Parcel Service Inc., Cl. B	13,500	909,090

ASSET MANAGEMENT & CUSTODY BANKS—1.2%
BlackRock Inc.	2,100	359,079
T. Rowe Price Group Inc.	10,500	580,335
		939,414
BIOTECHNOLOGY—0.9%
Human Genome Sciences Inc.*	27,300	733,824

CASINOS & GAMING—1.1%
Las Vegas Sands Corp.*	18,500	848,780

COAL & CONSUMABLE FUELS—1.2%
Peabody Energy Corp.	17,100	904,590

COMMUNICATIONS EQUIPMENT—3.2%
Cisco Systems Inc. *	35,200	803,615
Finisar Corp. *	23,950	407,390
Opnext Inc. *	65,350	98,679
Qualcomm Inc.	16,450	742,389

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
Sonus Networks Inc. *	97,400	$302,914
		2,354,987
COMPUTER HARDWARE—2.4%
Apple Inc.*	6,100	1,835,307

CONSTRUCTION & ENGINEERING—0.5%
Aecom Technology Corp.*	13,300	352,317

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Bucyrus International Inc.	7,400	504,384
Cummins Inc.	7,700	678,370
		1,182,754
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Mastercard Inc.	2,350	564,141

DIVERSIFIED METALS & MINING—0.9%
Cliffs Natural Resources Inc.	10,400	678,080

ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
Hollysys Automation Technologies Ltd.*	35,800	452,512

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Monsanto Co.	8,400	499,128

HOME ENTERTAINMENT SOFTWARE—0.4%
Activision Blizzard Inc.	28,500	326,895
RealD Inc. *	500	10,460
		337,355
INDUSTRIAL MACHINERY—1.9%
SPX Corp.	21,700	1,455,201

INTERNET RETAIL—0.5%
Amazon.com Inc.*	2,300	379,822

INTERNET SOFTWARE & SERVICES—0.5%
GSI Commerce Inc.*	15,800	385,836

OIL & GAS EXPLORATION & PRODUCTION—0.5%
Devon Energy Corp.	5,400	351,108

RESTAURANTS—1.3%
Yum! Brands Inc.	19,350	958,986

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	15,450	707,456

SEMICONDUCTORS—2.2%
Altera Corp.	18,550	578,946
Atheros Communications Inc. *	9,950	308,848
Skyworks Solutions Inc. *	33,550	768,630
		1,656,424
SPECIALIZED FINANCE—0.8%
CME Group Inc.	2,100	608,265

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
TOTAL UNITED STATES (Cost $15,056,088)		19,095,377
TOTAL COMMON STOCKS (Cost $52,639,062)		71,976,771

CONVERTIBLE PREFERRED STOCK—0.9%
BRAZIL—0.9%
DIVERSIFIED METALS & MINING—0.9%
Vale Capital II, 6.75%, 6/15/2012*,(L2) (Cost $448,597)	7,630	$713,405

Total Investments (Cost $53,087,659)(a)	95.6%	72,690,176
Other Assets in Excess of Liabilities	4.4	3,353,289
NET ASSETS	100.0%	$76,043,465

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,755,120 amounted to $17,935,056 which consisted of aggregate gross unrealized appreciation of $20,775,624 and aggregate gross unrealized depreciation of $2,840,568.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities October 31, 2010

ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$72,690,176
Cash and cash equivalents	4,670,074
Foreign cash**	33,051
Receivable for investment securities sold	158,392
Receivable foreign currency contracts	166
Receivable for shares of beneficial interest sold	63,473
Dividends and interest receivable	27,683
Prepaid expenses	34,671
Total Assets	77,677,686
LIABILITIES:
Payable for investment securities purchased	1,092,829
Payable for shares of beneficial interest redeemed	358,601
Accrued investment advisory fees	76,777
Accrued transfer agent fees	28,198
Accrued distribution fees	18,561
Accrued administrative fees	1,759
Accrued shareholder servicing fees	1,056
Accrued other expenses	56,440
Total Liabilities	1,634,221
NET ASSETS	$76,043,465
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	84,156,429
Undistributed net investment income (accumulated loss)	(342,431)
Undistributed net realized gain (accumulated realized loss)	(27,373,773)
Net unrealized appreciation on investments	19,603,240
NET ASSETS	$76,043,465
Net Assets By Class
Class A	$71,835,225
Class C	$4,208,240
Shares Of Beneficial Interest Outstanding—Note 6
Class A	4,291,846
Class C	254,978
Net Asset Value Per Share
Class A	$16.74
Class C	$16.50
Offering Price Per Share(a)
Class A	$17.67
Class C	$16.50

*Identified cost	$53,087,659
**Cost of foreign cash	$32,417

(a) Class A Offering Price includes a 5.25% sales charge.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Operations

For the year ended October 31, 2010

INCOME
Dividends (net of foreign withholding taxes*)	$1,081,372
Interest	41,365
Total Income	1,122,737
EXPENSES
Advisory fees—Note 3(a)	864,294
Distribution fees—Note 3(f):
Class A	172,596
Class C	29,860
Administrative fees—Note 3(a)	19,807
Custodian fees	103,435
Interest expenses	1,325
Transfer agent fees and expenses—Note 3(b)	133,151
Printing fees	48,145
Professional fees	89,675
Registration fees	47,870
Trustee fees—Note 3(e)	18,461
Miscellaneous	18,456
Total Expenses	1,547,075
NET INVESTMENT LOSS	(424,338)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	9,720,566
Net realized gain on foreign currency transactions	4,406
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	5,835,765
Net realized and unrealized gain on investments, options and foreign currency	15,560,737
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,136,399

*Foreign withholding taxes	$92,418

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment loss	$(424,338)	$(281,704)
Net realized gain (loss) on investments and foreign currency	9,724,972	(21,717,996)
Net change in unrealized appreciation on investments, options and foreign currency	5,835,765	36,757,580
Net increase in net assets resulting from operations	15,136,399	14,757,880
Dividends and distributions to shareholders from:
Net investment income
Class A	(109,702)	—
Total dividends and distributions to shareholders	(109,702)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,601,919)	(11,430,468)
Class C	2,034,569	1,053,089
Net decrease from shares of beneficial interest transactions—Note 6	(8,567,350)	(10,377,379)
Total increase	6,459,347	4,380,501
Net Assets:
Beginning of period	69,584,118	65,203,617
END OF PERIOD	$76,043,465	$69,584,118
Undistributed net investment income (accumulated loss)	$(342,431)	$(33,146)

See Notes to Financial Statements.

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ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$13.55	$10.18	$25.09	$15.57	$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (i)	(0.08)	(0.05)	(0.08)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments	3.29	3.42	(12.79)	11.67	4.03
Total from investment operations	3.21	3.37	(12.87)	11.54	3.99
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized gains	—	—	(2.04)	(2.02)	(1.41)
Net asset value, end of period	$16.74	$13.55	$10.18	$25.09	$15.57
Total return (ii)	23.5%	33.1%	(55.2)%	83.0%	33.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$71,835	$67,989	$64,865	$201,623	$73,147
Ratio of gross expenses to average net assets	2.12%	2.31%	2.15%	2.17%	2.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.25)%	(0.25)%	(0.16)%
Ratio of net expenses to average net assets	2.12%	2.31%	1.90%	1.92%	2.20%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.48)%	(0.43)%	(0.71)%	(0.30)%
Portfolio turnover rate	89.15%	149.17%	190.60%	107.57%	192.21%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$13.43	$10.16	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (ii)	(0.18)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	3.25	3.41	(7.99)
Total from investment operations	3.07	3.27	(8.04)
Net asset value, end of period	$16.50	$13.43	$10.16
Total return (iii)	22.7%	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,208	$1,595	$339
Ratio of gross expenses to average net assets	2.91%	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.21)%
Ratio of net expenses to average net assets	2.91%	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(1.25)%	1.19%	(0.52)%
Portfolio turnover rate	89.15%	149.17%	190.60%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger China-U.S. Growth Fund (the “Fund”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities that are economically tied to China (including Hong Kong and Taiwan) or the United States.  The Fund offers Class A shares and Class C shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. denominated dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon its review of tax positions for the Fund’s open tax years of 2007-2010 in these jurisdictions, the Fund has determined that ASC 740 did not have a material impact on the Fund’s financial statements for the year ended October 31, 2010.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

Advisory Fee	Administration Fee
1.20%	0.0275%

Martin Currie Inc., a registered investment adviser, acts as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management.

(b) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. (“BFDS”) the transfer agent, and other related services.  Effective June 1, 2010 the Fund compensates Alger Management at the annual rate of 0.0165% of the average daily net assets for these services.  From November 1, 2009 through October 31, 2010, the Fund incurred fees of $16,967, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.  Fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2010, Alger Management charged back $6,816 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2010, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $5,361 and $2,123 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(d) Brokerage Commissions: During the year ended October 31, 2010, the Fund paid Alger Inc., $14,035 in connection with securities transactions.

(e) Trustees’ Fees: From November 1, 2009 through February 8, 2010 the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(g) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding for the period ended October 31, 2010.

(h) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Alger Inc.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 2010:

	PURCHASES	SALES
Alger China-U.S. Growth Fund	$61,995,658	$72,138,958

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2010, the Fund had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger China-U.S. Growth Fund	$58,890	2.32%

The highest amount borrowed during the year ended October 31, 2010 was $715,201.

NOTE 6 — Share Capital:

(a)  The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger China-U.S. Growth Fund
Class A:
Shares sold	846,924	$12,476,955	1,034,492	$12,155,008
Dividends reinvested	6,130	88,830	—	—
Shares redeemed	(1,578,296)	(23,167,704)	(2,386,547)	(23,585,476)
Net decrease	(725,242)	$(10,601,919)	(1,352,055)	$(11,430,468)
Class C:
Shares sold	178,520	$2,656,503	104,858	$1,278,801
Shares redeemed	(42,293)	(621,934)	(19,425)	(225,712)
Net increase	136,227	$2,034,569	85,433	$1,053,089

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
$3,572	$23,945

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the years ended October 31, 2010 and the year ended October 31, 2009 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Distributions paid from:
Ordinary Income	$109,702	—
Long-term capital gain	—	—
Total distributions paid	$109,702	—

As of October 31, 2010, the components of accumulated gains and losses on a tax basis were as follows:

Alger China-U.S. Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(26,048,654)
Net unrealized appreciation	17,935,690
Total accumulated losses	$(8,112,964)

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $26,048,654 of which $3,509,621 expires in 2016 and $22,539,033 expires in 2017.  The amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales and the realization of unrealized appreciation of Passive Foreign Investment Companies.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2010:

Alger China-U.S. Growth Fund
Accumulated Undistributed Net Investment Income	$224,755
Accumulated Net Realized Loss	$(217,047)
Paid-in Capital	$(7,708)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments. The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s investments carried at fair value:

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,877,629	$8,877,629	—	—
Consumer Staples	3,580,548	3,580,548	—	—
Energy	4,888,858	4,888,858	—	—
Exchange Traded Funds	406,047	406,047	—	—
Financials	11,148,765	11,148,765	—	—
Health Care	1,837,768	1,837,768	—	—
Industrials	9,644,163	9,644,163	—	—
Information Technology	20,493,098	20,493,098	—	—
Materials	6,748,583	6,748,583	—	—
Telecommunication Services	1,878,216	1,878,216	—	—
Utilities	2,473,096	2,473,096	—	—
TOTAL COMMON STOCKS	$71,976,771	$71,976,771	—	—
CONVERTIBLE PREFERRED STOCK
Materials	$713,405	—	$713,405	—
TOTAL INVESTMENTS IN SECURITIES	$72,690,176	$71,976,771	$713,405	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Fund purchases call options to increase its exposure to stock market risk and also provide diversification of risk. The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price The combination of the diversified stock portfolio and the

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the year ended October 31, 2010.

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements  for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  The implications of ASU 2010-06 is not expected to have a material impact on the financial statements of the Fund.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2010.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger China-U.S. Growth Fund:

We have audited the accompanying statement of assets and liabilities including the schedule of investments of Alger China —U.S. Growth Fund (the “Fund”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Alger China — U.S. Growth Fund as of October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 27, 2010

ALGER CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2010 and ending October 31, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Six Months Ended October 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2010(b)
Class A	Actual	$1,000.00	$1,092.10	$11.15	2.12%
	Hypothetical	1,000.00	1,014.54	10.74	2.12
Class C	Actual	1,000.00	1,087.73	15.33	2.91%
	Hypothetical	1,000.00	1,010.52	14.76	2.91

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

For the year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year $474,168 represents the maximum amount that may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2011.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, The Alger Institutional Funds and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (49)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (57)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (65)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (76)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (78)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (48)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (73)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (48) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2003	N/A

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (46) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources.	2005	N/A

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 14, 2010, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc.

(“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund, with the Fund’s sub-adviser providing portfolio management advice with respect to China securities.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of the Fund’s portfolio had, since inception, been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Fund. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 6/30/10), second-quarter, and 1-, 3-, and 5- year periods (and its year-by-year returns), together with supplemental data through 8/31/10, and compared them with benchmark and peer-group data for the same periods. They determined that the overall performance of the Fund, especially its performance for the year ended 6/30/10, had generally been acceptable. They took note of FUSE’s observation that the distinctive nature of the Fund made selection of a true peer group very difficult.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2010. In addition, the Trustees reviewed the Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee for the Fund was equal to the median for the fees in the FUSE reference group, although the expense ratios for the Fund’s two classes of shares were well above the medians for the FUSE reference group. The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and Alger Management’s institutional clients. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2010, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a significant portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•        The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•        The Board determined that the Fund’s overall performance was acceptable.

•        The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•        The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund’s assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Renewal of the Sub-Advisory Agreement

At the same meeting, the Trustees, including the Independent Trustees, unanimously approved renewal of the Sub-Advisory Agreement for the Fund between Martin Currie Inc. and Alger Management.  The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session.

In evaluating the Sub-Advisory Agreement, the Trustees drew on materials from Martin Currie that had been provided to them in advance of the meeting as well as their knowledge of Martin Currie gained at prior years’ meetings. The Trustees were also furnished with a copy of Martin Currie’s registration statement on Form ADV as filed with the SEC, a memorandum from counsel discussing the Trustees’ legal responsibilities in considering renewal of the Sub-Advisory Agreement, and a copy of the Sub-Advisory Agreement itself.

Nature, Extent and Quality of Services; Investment Performance.  In considering the nature, extent and quality of the services provided by Martin Currie pursuant to the Sub-Advisory Agreement, the Trustees relied on the foregoing materials and discussions with Alger Management personnel. They noted Martin Currie’s extensive background and resources as an investment management company in general and with respect to Greater China investments in particular and the experience and qualifications of the Martin Currie personnel who would be supplying portfolio management services to the Fund. As to performance history, they noted that the performance of the Fund during Martin Currie’s tenure had generally been acceptable. The Trustees concluded that Martin Currie’s experience, resources and strength in areas of importance to the Fund are considerable.

Profitability; Economies of Scale; Sub-Advisory Fee.  In evaluating the sub-advisory fee paid to Martin Currie, the Trustees did not consider the profitability of the Sub-Advisory Agreement to Martin Currie and its affiliates or the topic of economies of scale, having determined that these topics would be more appropriately addressed in the course of a review of the Fund’s Investment Management Agreement with Alger Management. As to the sub-advisory fee itself, the Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Martin Currie was providing to the Fund and of the fee to be paid by the Fund to Alger Management, there was no reason not to conclude that the fee to Martin Currie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Sub-Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided by Martin Currie were adequate and appropriate.

•                  The Board concluded that the fee to be paid to Martin Currie by Alger Management was fair and reasonable.

•                  The Board determined that attention to economies of scale was more appropriately paid in the context of a review of the Investment Advisory Agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Fund’s Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger Inc.”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Fund’s most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ALGER CHINA-U.S. GROWTH FUND

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ACAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code further clarifies instances when exceptions may be granted by the Chief Compliance Officer or the General Counsel.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2010	$30,000
October 31, 2009	$30,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2010	$6,408
October 31, 2009	$3,650

d) All Other Fees:

October 31, 2010	$6,000
October 31, 2009	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2010	$189,420 and €73,916
October 31, 2009	$145,700

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S Growth Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	December 16, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	December 16, 2010